                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                                  603,879.61
      Available Funds:
                Contract Payments due and received in this period                                                       4,842,005.14
                Contract Payments due in prior period(s) and received in this period                                      405,457.39
                Contract Payments received in this period for next period                                                 132,245.20
                Sales, Use and Property Tax, Maintenance, Late Charges                                                    142,181.16
                Prepayment Amounts related to early termination in this period                                          5,216,951.75
                Servicer Advance                                                                                          509,060.15
                Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
                Transfer from Reserve Account                                                                               4,536.24
                Interest earned on Collection Account                                                                       6,816.62
                Interest earned on Affiliated Account                                                                         797.88
                Proceeds from repurchase of Contracts per Contribution and Servicing
                  Agreement Section 5.03                                                                                        0.00
                Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract less than Predecessor contract)                                                         0.00
                Amounts paid under insurance policies                                                                           0.00
                Any other amounts                                                                                               0.00


                                                                                                                       -------------
      Total Available Funds                                                                                            11,863,931.14
      Less: Amounts to be Retained in Collection Account                                                                  483,741.75
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                         11,380,189.39
                                                                                                                       =============
      DISTRIBUTION OF FUNDS:
                1.  To Trustee -  Fees                                                                                          0.00
                2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            405,457.39
                3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                          8,820,320.19
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                            619,968.75
                        b) Class B Principal and Interest                                                                 161,060.93
                        c) Class C Principal and Interest                                                                 322,571.40
                        d) Class D Principal and Interest                                                                 216,465.46
                        e) Class E Principal and Interest                                                                 279,226.44

                4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
                5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     46,568.49
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   287,745.01
                        c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          4,536.24
                6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            149,795.66
                7.  To Servicer, Servicing Fee and other Servicing Compensations                                           66,473.43
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                          11,380,189.39
                                                                                                                       =============

                                                                                                                       -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          483,741.75
                                                                                                                       =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,925,289.09
            - Add Investment  Earnings                                                                                      4,536.24
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                      4,536.24
                                                                                                                       -------------
End of period  balance                                                                                                  2,925,289.09
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,925,289.09
                                                                                                                       =============

                       DVI RECEIVABLES XI, L.L.C., 2000-1
                                SERVICER REPORT






III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                                      115,894,175.94
                           Pool B                                                       40,096,371.43
                                                                                      ----------------
                                                                                                          155,990,547.37
Class A Overdue Interest, if any                                                                 0.00
Class A Monthly Interest - Pool A                                                          742,784.52
Class A Monthly Interest - Pool B                                                          256,984.13

Class A Overdue Principal, if any                                                                0.00
Class A Monthly Principal - Pool A                                                       6,787,553.59
Class A Monthly Principal - Pool B                                                       1,652,966.70
                                                                                      ----------------
                                                                                                            8,440,520.29
Ending Principal Balance of the Class A Notes
                           Pool A                                                      109,106,622.35
                           Pool B                                                       38,443,404.73
                                                                                      ----------------
                                                                                                         ----------------
                                                                                                          147,550,027.08
                                                                                                         ================
-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000    Original Face $257,425,000     Balance Factor
               $  3.883728           $        32.788270      57.317676%
-------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                                              0.00
                           Class A2                                                              0.00
                           Class A3                                                     60,365,547.37
                           Class A4                                                     95,625,000.00

                                                                                       ---------------

Class A Monthly Interest                                                                                   155,990,547.37
                           Class A1 (Actual Number Days/360)                                     0.00
                           Class A2                                                              0.00
                           Class A3                                                        379,799.90
                           Class A4                                                        619,968.75

                                                                                       ---------------

Class A Monthly Principal
                           Class A1                                                              0.00
                           Class A2                                                              0.00
                           Class A3                                                      8,440,520.29
                           Class A4                                                              0.00

                                                                                       ---------------
                                                                                                             8,440,520.29
Ending Principal Balance of the Class A Notes
                           Class A1                                                              0.00
                           Class A2                                                              0.00
                           Class A3                                                     51,925,027.08
                           Class A4                                                     95,625,000.00

                                                                                       ---------------
                                                                                                           ---------------
                                                                                                           147,550,027.08
                                                                                                           ===============
Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $83,000,000     Original Face $83,000,000      Balance Factor
               $  4.575902         $        101.693016       62.560274%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                               1,974,828.77
                                           Pool B                                 683,174.87
                                                                                -------------
                                                                                                                      2,658,003.64

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       12,770.56
           Class B Monthly Interest - Pool B                                        4,417.86
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                     115,696.94
           Class B Monthly Principal - Pool B                                      28,175.57
                                                                                -------------
                                                                                                                        143,872.51
           Ending Principal Balance of the Class B Notes

                                           Pool A                               1,859,131.83
                                           Pool B                                 654,999.30
                                                                                -------------
                                                                                                                      -------------
                                                                                                                      2,514,131.13
                                                                                                                      =============

           ----------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $4,387,000                  Original Face $4,387,000                          Balance Factor
                     $     3.918035                          $       32.795193                            57.308665%
           ----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                               3,950,348.72
                                           Pool B                               1,366,658.57
                                                                                -------------
                                                                                                                      5,317,007.29

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       25,874.78
           Class C Monthly Interest - Pool B                                        8,951.61
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                     231,393.87
           Class C Monthly Principal - Pool B                                      56,351.14
                                                                                -------------
                                                                                                                        287,745.01
           Ending Principal Balance of the Class C Notes
                                           Pool A                               3,718,954.85
                                           Pool B                               1,310,307.43
                                                                                -------------
                                                                                                                      -------------
                                                                                                                      5,029,262.28
                                                                                                                      =============

           ----------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $8,775,000                  Original Face $8,775,000                          Balance Factor
                     $     3.968819                          $       32.791454                              57.313530%
           ----------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                 Pool A                                            2,633,565.81
                                 Pool B                                              911,105.72
                                                                           --------------------
                                                                                                                        3,544,671.53

           Class D Overdue Interest, if                                                    0.00
           Class D Monthly Interest - Pool A                                          18,303.28
           Class D Monthly Interest - Pool B                                           6,332.18
           Class D Overdue Principal, if any                                               0.00
           Class D Monthly Principal - Pool A                                        154,262.58
           Class D Monthly Principal - Pool B                                         37,567.42
                                                                           --------------------
                                                                                                                          191,830.00
           Ending Principal Balance of the Class D Notes
                              Pool A                                               2,479,303.23
                              Pool B                                                 873,538.30
                                                                            -------------------
                                                                                                                   -----------------
                                                                                                                        3,352,841.53
                                                                                                                   =================

-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $5,850,000       Original Face  $5,850,000         Balance Factor
              $ 4.211190                      $32.791453               57.313530%
-----------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Note
                                 Pool A                                             3,292,302.91
                                 Pool B                                             1,139,036.57
                                                                             -------------------
                                                                                                                        4,431,339.48

           Class E Overdue Interest, if any                                                 0.00
           Class E Monthly Interest - Pool A                                           29,301.50
           Class E Monthly Interest - Pool B                                           10,137.43
           Class E Overdue Principal, if any                                                0.00
           Class E Monthly Principal - Pool A                                         192,828.23
           Class E Monthly Principal - Pool B                                          46,959.28
                                                                            --------------------
                                                                                                                          239,787.51
           Ending Principal Balance of the Class E Notes
                                           Pool A                                   3,099,474.68
                                           Pool B                                   1,092,077.29
                                                                           ---------------------
                                                                                                                  ------------------
                                                                                                                        4,191,551.97
                                                                                                                  ==================
-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $7,313,000       Original Face  $7,313,000         Balance Factor
              $ 5.392989                      $32.789212               57.316450%
-----------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                Pool A                                           3,953,050.91
                                Pool B                                           1,367,865.81
                                                                                 -------------
                                                                                                                 5,320,916.72

           Residual Interest - Pool A                                               34,630.11
           Residual Interest - Pool B                                               11,938.38
           Residual Principal - Pool A                                             231,393.87
           Residual Principal - Pool B                                              56,351.14
                                                                                 -------------
                                                                                                                   287,745.01
           Ending Residual Principal Balance
                                Pool A                                           3,721,657.04
                                Pool B                                           1,311,514.67
                                                                                 ------------                   -------------
                                                                                                                 5,033,171.71
                                                                                                                =============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        66,473.43
            - Servicer Advances reimbursement                                                                      405,457.39
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      149,795.66
                                                                                                                -------------
              Total amounts due to Servicer                                                                        621,726.48
                                                                                                                =============


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                     131,698,273.04

         Aggregate Discounted Contract Balance of Additional Contracts
          acquired during Collection Period                                                                          0.00

         Decline in Aggregate Discounted Contract Balance                                                    7,713,129.08

         Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the ending of the related Collection Period                                       ---------------
                                                                                                           123,985,143.96
                                                                                                          ===============
         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances               2,857,769.26

             - Principal portion of Prepayment Amounts                                     4,855,359.82

             - Principal portion of Contracts repurchased under Indenture
               Agreement Section 4.02                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                             0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
               added during Collection Period                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn during Collection Period                                        0.00
                                                                                        ---------------
                         Total Decline in Aggregate Discounted Contract Balance            7,713,129.08
                                                                                        ===============
POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the beginning of the related Collection Period                                        45,564,212.97


         Aggregate Discounted Contract Balance of Additional Contracts
         acquired during Collection Period                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                     1,878,371.25

         Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the ending of the related Collection                                                 --------------
                                                                                                             43,685,841.72
                                                                                                            ==============
         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances               1,428,927.71

             - Principal portion of  Prepayment Amounts                                      449,443.54

             - Principal portion of Contracts repurchased under Indenture
               Agreement Section 4.02                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                             0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
               added during Collection Period                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor
               Contracts withdrawn during Collection Period                                        0.00

                                                                                         --------------
                         Total Decline in Aggregate Discounted Contract Balance            1,878,371.25
                                                                                         ==============
                                                                                                            --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                           167,670,985.68
                                                                                                            ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
        POOL A

                                                                                                          Predecessor
                                                            Discounted                Predecessor         Discounted
        Lease #      Lessee Name                            Present Value             Lease #             Present Value
        ----------------------------------------------      -------------------       -------------       ---------------------
        3155-007     RADNET MANAGEMENT, INC.                        $188,552.08       1231-033                   $1,243,525.87
        3155-008     RADNET MANAGEMENT, INC.                        $535,706.80       1572-033                     $878,621.70
        3205-002     FOUNTAIN AND PHOENIX DIAGNOSTIC              $3,111,829.21       2421-001                   $1,711,098.71
        3307-002     OPEN MRI OHIO 2 VENTURES, LLC                  $767,314.06       1046-501                     $639,976.34
        3330-004     OPEN MRI TEXAS VENTURES, LLC                   $756,617.60       1100-503                     $659,108.62
                                                                                      1912-002                     $107,787.25






                                                            -------------------                           ---------------------
                                                   Totals:        $5,360,019.55                                  $5,240,128.49

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $5,240,128.49
        b) ADCB OF POOL A AT CLOSING DATE                                                                      $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 2.59%



DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                            $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                   NO   X
                                                                                        ------                ------


        POOL B

                                                                                                          Predecessor
                                                            Discounted                Predecessor         Discounted
        Lease #      Lessee Name                            Present Value             Lease #             Present Value
        ----------------------------------------------      -------------------       -------------       ---------------------
        3305-001     OPEN MRI IOWA VENTURES, LLC                  $1,004,880.88       1047-501                      $77,392.98
                                                                                      1100-504                      $93,947.73
                                                                                      1344-026                      $17,225.68
                                                                                      1344-029                      $63,104.78
                                                                                      1344-030                       $2,292.14
                                                                                      1347-010                       $5,382.42
                                                                                      1347-011                     $202,500.53
                                                                                      1347-012                     $194,679.35
                                                                                      1791-008                      $10,844.23
                                                                                      1791-010                      $60,297.19
                                                                                      1791-011                       $9,057.14
                                                                                      1791-012                       $9,708.25
                                                                                      2097-004                      $44,783.62
                                                                                      2454-001                      $80,861.16
                                                                                      2454-003                      $86,291.63
                                                                                      1101-524                      $27,639.26
                                                            -------------------                           ---------------------
                                                   Totals:        $1,004,880.88                                    $986,008.05


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $986,008.06
        b) ADCB OF POOL B AT CLOSING DATE                                                                       $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   1.09%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS
          FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                 NO   X
                                                                                               ------              ------


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                              Predecessor
                                                                                Discounted       Predecessor       Discounted
              Lease #           Lessee Name                                     Present Value    Lease #           Present Value
              -----------------------------------------------------             -------------    -----------      ----------------
              2841-002          MEDICAL IMAGING CO., INC.                         $980,724.35     2207-005         $1,326,497.89
              2908-001          ALASE, L.L.C.                                     $131,731.36
              2002476-2         ASHLAND AREA COMMUNITY HOSPITAL INC               $169,739.33
                                CASH                                               $44,302.85
              1999-004          NAVIX DIAGNOSTIX, INC.                          $2,985,811.62     1881-005         $2,387,877.73
              3155-007          RADNET MANAGEMENT, INC.                           $335,553.30     4284-402           $335,553.30
              1504-013          SIGNATURE MEDICAL                               $1,221,375.67     2557-001         $1,323,430.38
                                CASH                                              $102,054.71


                                                                                --------------                     --------------
                                                                   Totals:      $5,971,293.19                      $5,373,359.30

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       5,373,359.30
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                                  NO     X
                                                                             ----------                           --------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                                  Discounted       Predecessor    Discounted
              Lease #           Lessee Name                                       Present Value    Lease #        Present Value
              -------------------------------------------------------             --------------  -----------     ----------------
              1679-002          OPENSIDED MRI OF ST. LOUIS, L.L.C.                $506,250.32      2207-004       $611,746.22
              1218-020          MEDICAL SERVICES OF AMERICA                       $200,642.43








                                                                                  ------------                     ---------------
                                                                     Totals:      $706,892.75                         $611,746.22

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $611,746.22
              b) ADCB OF POOL B AT CLOSING DATE                                                                    $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.68%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES                                  NO     X
                                                                            ----------                           --------


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002

XV.    POOL PERFORMANCE MEASUREMENTS


1.                                        AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
    This Month                              4,760,338.43             This Month                     167,670,985.68
    1 Month Prior                           3,656,262.84             1 Month Prior                  177,262,486.01
    2 Months Prior                          2,584,512.04             2 Months Prior                 182,132,107.14

    Total                                  11,001,113.31             Total                          527,065,578.83

    A) 3 MONTH AVERAGE                      3,667,037.77             B) 3 MONTH AVERAGE             175,688,526.28

    c) a/b                                         2.09%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                 Yes                  No     X
                                                                                                     -----------------    ------
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                        Yes                  No     X
                                                                                                     -----------------    ------
    B. An Indenture Event of Default has occurred and is then continuing?                        Yes                  No     X
                                                                                                     -----------------    ------

4.  Has a Servicer Event of Default occurred?                                                    Yes                  No     X

                                                                                                     -----------------    ------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                             Yes                  No     X
                                                                                                     -----------------    ------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                            Yes                  No     X
                                                                                                     -----------------    ------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                             Yes                  No     X
                                                                                                     -----------------    ------

6.  Aggregate Discounted Contract Balance at Closing Date                                           Balance  $270,243,724.70
                                                                                                             -------------------
    DELINQUENT LEASE SUMMARY

            Days Past Due                          Current Pool Balance                                 # Leases
            -------------                          --------------------                                 --------

                  31 - 60                                 6,346,811.62                                        51
                  61 - 90                                   518,094.64                                        18
                 91 - 180                                 4,760,338.43                                        25




    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization
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